UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2013

EMPIRE STATE REALTY TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36105	37-1645259
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
_____________________

EMPIRE STATE REALTY OP, L.P.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36106	45-4685158
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Grand Central Place 60 East 42nd Street New York, New York	10165
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 953-0888

n/a (Former name or former address, if changed from last report)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 16, 2013, Empire State Realty Trust, Inc. (the “Company”), as parent of the successor supervisor of each of 112 West 34th Street Associates L.L.C., 112 West 34th Street Company L.L.C., and 1400 Broadway Associates L.L.C. (the “Owners”), sent a letter to investors in each Owner regarding the prescribed timing and process under the Company’s existing option to acquire such Owner’s real property, noting that the appointment of an appraiser has now been made by Company and each Owner. A copy of such letters is attached hereto as Exhibits 99.1, 99.2, and 99.3.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Letter to investors in 112 West 34th Street Associates L.L.C.
99.2	Letter to investors in 112 West 34th Street Company L.L.C.
99.3	Letter to investors in 1400 Broadway Associates L.L.C.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2013	EMPIRE STATE REALTY TRUST, INC. (Registrant) By: /s/ Thomas N. Keltner, Jr. Name: Thomas N. Keltner, Jr. Title: Executive Vice President & General Counsel

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2013
EMPIRE STATE REALTY OP, L.P.
(Registrant)

By: Empire State Realty Trust, Inc., as general partner

By: /s/ Thomas N. Keltner, Jr.
 Name: Thomas N. Keltner, Jr.
 Title: Executive Vice President &
            General Counsel